Exhibit 21

LIST OF FIRST DATA CORPORATION SUBSIDIARIES

(as of December 31, 2005)

Name of Subsidiary	Jurisdiction of Incorporation
Achex, Inc.	Delaware
ACN 095 393 338 Pty. Limited	Australia
ACT (Computer Services) Limited	United Kingdom
Active Business Services Limited	United Kingdom
Active Computer Services Limited	United Kingdom
Active Software Projects Limited	United Kingdom
American Rapid Corporation	Delaware
Angelo Costa International, Ltd.*	Ireland
Angelo Costa Srl *	Italy
Atlantic Bankcard Properties Corporation	North Carolina
Atlantic States Bankcard Association, Inc.	Delaware
Autocash Pty. Limited	Australia
B1 PTI Services, Inc.	Delaware
Banc One Payment Services, L.L.C. *	Delaware
Bankcard Investigative Group Inc.	Delaware
BidPay.com, Inc.	Delaware
BOPS Holdings, LLC *	Delaware
Business Office Services, Inc.	Delaware
BUYPASS Inco Corporation	Delaware
BWA Merchant Services Pty. Ltd.	Australia
Call Interactive Holdings LLC	Delaware
CallTeleservices, Inc.	Nebraska
CanPay Holdings, Inc.	Delaware
Cardnet Merchant Services Ltd. *	United Kingdom
Cardservice Canada Company	Canada
Cardservice Delaware, Inc.	Delaware
Cardservice International, Inc.	California
Cardservice Omni Limited	United Kingdom
CardSolve International Inc. Solucartes International Inc.	Canada
Cashcard Australia Limited	Australia
CESI Holdings, Inc.	Delaware
Chase Alliance Partners, L.P. *	Delaware
Chase Merchant Services, L.L.C. *	Delaware
Chase Paymentech Solutions *	Ontario general partnership
Chase Paymentech Solutions, LLC *	Delaware
Christopher C. Varvias & Assoc. Elect. MT S.A. *	Greece
CIFS Corporation	Delaware
CIFS LLC	Delaware
Concord Computing Corporation	Delaware
Concord Corporate Services, Inc.	Delaware
Concord EFS Financial Services, Inc.	Delaware
Concord EFS, Inc.	Delaware
Concord Emerging Technologies, Inc.	Arizona
Concord Equipment Sales, Inc.	Tennessee
Concord Financial Technologies, Inc.	Delaware
Concord NN, LLC	Delaware
Concord One, LLC	Delaware
Concord Payment Services, Inc.	Georgia
Concord Processing, L.P.	Texas
Concord Processing, Inc.	Delaware
Concord Transaction Services, LLC	Colorado
Credit Card Holdings Limited	Ireland
Credit Performance Inc.	Delaware
CTS Holdings, LLC	Colorado

CTS, Inc.	Tennessee
CUETS/First Data Merchant Partnership *	Ontario
CUETS/First Data Processing Partnership *	Ontario
DDA Payment Services, LLC	Delaware
Direct Cash Pty. Limited	Australia
E Commerce Group Products Inc.	New York
E Commerce Group, Inc.	New York
E-Doction, Inc. *	Delaware
Eastern States Bankcard Association Inc.	New York
Eastern States Monetary Services, Inc.	New York non-profit
EBS Rentals Pty. Limited	Australia
EFS Transportation Services, Inc.	Tennessee
EFTLogix, Inc.	Nevada
Electronic Banking Solutions Limited	Australia
Encorus Hungary L.L.C. *	Hungary
Encorus Singapore Pte. Ltd. *	Singapore
Encorus Technologies GmbH *	Germany
Encorus UK Limited *	United Kingdom
EPOSS Limited *	United Kingdom
EPOSS Processing Limited*	United Kingdom
EPSF Corporation	Delaware
European Merchant Services B.V. *	Netherlands
Europrocessing Central East Europe AS	Norway
Europrocessing International ASA	Norway
Europrocessing International CIS	Russia
Europrocessing Slovakia AS	Slovakia
FDC Australia (Acquisitions) Pty Limited	Australia
FDC International Inc.	Delaware
FDC Offer Corporation *	Delaware
FDFS Holdings, LLC	Delaware
FDGS Holdings General Partner II, LLC *	Delaware
FDGS Holdings, LLC *	Delaware
FDGS Holdings, LP *	Delaware
FDI Merchant Services Holding (Netherlands) B.V.	Netherlands
FDI Merchant Services Holding (Netherlands) C.V.	Netherlands
FDMS Mexico Holdings Inc.	Canada
FDMS Partner, Inc.	Delaware
FDR (First Data Resources) Europe B.V.	Netherlands
FDR Interactive Technologies Corporation	New York
FDR Ireland Limited	Delaware
FDR Limited	Delaware
FDR Missouri Inc.	Delaware
FDR Signet Inc.	Delaware
FDR Singapore PTE Ltd.	Singapore
FDR Subsidiary Corp.	Delaware
FDR U.K. Limited	United Kingdom
FEXCO Group *	Ireland
Federated Union Systems, Limited	Ireland
Federated Union Systems Europe, Limited	Ireland
Finanzadirecto.com, Inc.	Georgia
Finint Srl *	Italy
First Data Acquisition Corp.	Canada
First Data APSS Coöperatief U.A.	Netherlands
First Data Austria GmbH	Austria
First Data Austria Holdings GmbH	Austria
First Data Aviation LLC	Delaware
First Data Canada General Partnership No. 1	Canada
First Data Canada Limited	Ontario
First Data Capital, Inc.	Delaware

First Data CashCard Acquisition Partnership	Australia
First Data Central and Eastern Europe and Nordics ASA	Norway
First Data (China) Co., Ltd.	Mauritius
First Data Communications Corporation	Delaware
First Data Corporation Australia (Holdings) Pty Limited	Australia
First Data de Mexico, S.A. de C.V.	Mexico
First Data Digital Certificates Inc.	Delaware
First Data DSOS (Bermuda) Holding Finance Limited	Bermuda
First Data DSOS Holding (Bermuda) Limited	Bermuda
First Data DSOS Holding (Bermuda) Ltd. & Co. OEG	Austria
First Data DSOS Management (Bermuda) Limited	Bermuda
First Data Financial Holdings, L.L.C.	New York
First Data Financial Services, L.L.C.	Delaware
First Data GB Limited	United Kingdom
First Data Government Solutions, Inc. *	Delaware
First Data Government Solutions, LLC *	Delaware
First Data Government Solutions, LP *	Delaware
First Data GmbH	Germany
First Data (Greece) US Holding Corp.	Delaware
First Data Hellas Processing Services S.A.	Greece
First Data (Hellas) International Holdings SA	Greece
First Data Holding I (Netherlands) B.V.	Netherlands
First Data Holding II (Netherlands) B.V.	Netherlands
First Data Hong Kong Limited	Hong Kong
First Data Ibérica, S.A. *	Spain
First Data Integrated Services Inc.	Delaware
First Data International (France) SARL	France
First Data International (Italia) Srl	Italy
First Data Japan Co., Ltd.	Japan
First Data Korea Limited	Korea
First Data Latin America Inc.	Delaware
First Data Loan Company, Canada	Canada
First Data Luxembourg SARL	Luxembourg
First Data (Mauritius) Holding Company	Mauritius
First Data Merchant Services Corporation	Florida
First Data Merchant Services México, S. de R.L. de C.V.	Mexico
First Data Merchant Services Northeast, LLC	Delaware
First Data Merchant Services Southeast, L.L.C.	Delaware
First Data Mobile (Bermuda) Holdings, Ltd. *	Bermuda
First Data Mobile Holdings Limited *	Ireland
First Data Mobile Payments Limited *	Ireland
First Data Mobile Solutions Limited *	Ireland
First Data (Norway) Holding	Norway
First Data Operations GmbH	Austria
First Data Operations Ltd.	United Kingdom
First Data Operations (Netherlands) Coöperatief U.A.	Netherlands
First Data Operations SARL	Luxembourg
First Data Pittsburgh Alliance Partner Inc.	Delaware
First Data POS, Inc.	Georgia
First Data POS Deutschland GbR	Germany
First Data Procurements México, S. de R.L. de C.V.	Mexico
First Data Real Estate Holdings L.L.C.	Delaware
First Data Resources Asia-Pacific Limited	Australia
First Data Resources Australasia Limited	Australia
First Data Resources Australia Limited	Australia
First Data Resources Canada, Inc.	Ontario
First Data Resources Holdings Pty Limited	Australia
First Data Resources Inc.	Delaware
First Data Resources Investments Pty Limited	Australia
First Data Resources Limited *	United Kingdom

First Data Secure LLC	Delaware
First Data Serbia & Montenegro d.o.o.	Serbia
First Data Services Inc.	Maryland
First Data Solutions L.L.C.	Delaware
First Data Technologies, Inc.	Delaware
First Data UK LLP	United Kingdom
First Data Voice Services	Delaware general partnership
First Data, L.L.C.	Delaware
First Data/Paymentech Canada Partner Inc.	Canada
First Data/Western Union Foundation	Colorado non-profit
First Financial Bank	Colorado
First Financial Management Corporation	Georgia
Four Square Software Limited	United Kingdom
FSM Services Inc.	Delaware
FTS (NSW) Pty. Limited	Australia
Gift Card Services, Inc.	Oklahoma
Global Money Transfers, Inc.	Delaware
GMT Group, Inc.	Delaware
Grant Financial Group, Inc.	California
Gratitude Holdings LLC	Delaware
Greenpark Investments SL*	Spain
Grupo Dinámico Empresarial, S.A. de C.V.	Mexico
H & F Services, Inc.	Tennessee
Harcal Number Two Limited *	United Kingdom
Hardcash Limited*	United Kingdom
Huntington Merchant Services, L.L.C. *	Delaware
ICVerify, Inc.	Delaware
IDLogix, Inc.	Delaware
Initial Merchant Services, LLC	Delaware
Integrated Payment Systems Canada Inc.	Canada
Integrated Payment Systems Inc.	Delaware
IPS Card Solutions, Inc.	Maryland
IPS Holdings Inc.	Delaware
IPS Inc.	Colorado
JOT, Inc.	Nevada
Korea Mobile Payment Services *	Korea
LawNet, Inc. *	New York
LegalTech Inc. *	New York
Liberty RMC, LLC	Delaware
Linkpoint International, Inc.	Nevada
Loyaltyco LLC	Delaware
Managed Care International Limited*	United Kingdom
MAS Holdings Limited	United Kingdom
MAS Inco Corporation	Delaware
MAS Ohio Corporation	Delaware
Merchant-Link, LLC *	Delaware
Mokejimo Korteliu Sistemos UAB	Lithuania
Money Network, LLC *	Delaware
Montvale Mortgage Associates, LLC	Delaware
MT Global Holdings Limited	Bermuda
MT International Holdings Limited	Bermuda
MT International Operations Limited	Bermuda
MT International Operations Partnership	Bermuda
MT Networks Holdings Limited	Bermuda
MT Processing Holdings Limited	Bermuda
MT UK Holding Ltd.	United Kingdom
MT Worldwide Holdings Limited	Bermuda
National Payment Systems Inc.	New York
Netherlands Merchant Services BV *	Netherlands
New Payment Services, Inc.	Georgia

Nextran, Inc.	Delaware
Nihon Card Processing Co., Ltd. *	Japan
Northern Gaming Systems Pty. Limited	Australia
NPSF Corporation	Delaware
Omega Logic Limited*	United Kingdom
Omnipay Limited *	Ireland
Orenze Holding BV*	Netherlands
Orlandi de Mexico S.A. de C.V.	Mexico
Orlandi Valuta	California
PayBills.com Inc.	New York
PayCan Holdings, Inc.	Delaware
Paycare Limited	United Kingdom
Paymap Inc.	Delaware
Paymentech Canada Debit, Inc. *	Ontario
Paymentech Employee Resources, LLC *	Delaware
Paymentech, Inc. *	Delaware
Paymentech, L.P. *	Delaware
Paymentech Management Resources, Inc. *	Delaware
Paymentech Salem Services, LLC *	Delaware
PayPoint Electronic Payment Systems, LLC	Delaware
PaySys Asia, Ltd.	Singapore
PaySys de Costa Rica, S.A.	Costa Rica
PaySys do Brasil Ltda.	Brazil
PaySys Europe, B.V.	Netherlands
PaySys International, Inc.	Florida
PaySys International Limited	Ireland
PaySys International Pty. Ltd.	Australia
PaySys S.A. (Proprietary) Limited	South Africa
PNC Merchant Services Company *	Delaware General Partnership
POS Holdings, Inc.	California
Primary Payment Systems, Inc. *	Delaware
Processing Center, S.A. *	Panama
PTI General Partner, LLC *	Delaware
Publicdatasystems, Inc.	Delaware
QSAT LLC	Delaware
REMITCO LLC	Delaware
Research Park Association, Inc.	Florida not-for-profit
Ringstones Online Limited*	United Kingdom
Sagebrush Holdings Inc.	Delaware
Sagetown Holdings Inc.	Delaware
Sageville Holdings LLC	Delaware
Servicio Integral de Envios S. de R.L. de C.V.	Mexico
Servicios de Apoyo GDE, S.A. de C.V.	Mexico
Shared Global Systems, Inc.	Texas
SIA Banku Servis Centrs	Latvia
Signet	United Kingdom
Signet Processing, Ltd.	United Kingdom
Societe Financiere de Paiements SAS *	France
Southern Telecheck, Inc.	Louisiana
SpeedPay, Inc.	New York
Star Networks, Inc.	Delaware
Star Processing, Inc.	Delaware
Star Systems Assets, Inc.	Delaware
Star Systems, Inc.	Delaware
Star Systems, LLC	Delaware
Strategic Investment Alternatives, LLC	Delaware
SunTrust Merchant Services, LLC *	Delaware
SurePay Real Estate Holdings, Inc.	Delaware
SY Holdings, Inc.	Delaware
TASQ Canada, Inc.	Canada

TASQ Corporation	Delaware
TASQ Technology, Inc.	California
Taxware, LLC *	Delaware
Taxware, LP *	Delaware
Technology Solutions International, Inc.	Georgia
TeleCash GmbH & Co. KG	Germany
TeleCash Holding GmbH & Co. KG	Germany
TeleCash Management GmbH	Germany
TeleCash Verwaltungs GmbH	Germany
Tele-Check New Zealand Limited	New Zealand
TeleCheck (Australia) Pty Limited	New Zealand
TeleCheck Acquisition LLC	Delaware
TeleCheck Acquisition-Michigan, LLC	Delaware
TeleCheck Holdings, Inc.	Georgia
TeleCheck International, Inc.	Georgia
TeleCheck Payment Systems Limited	New Zealand
TeleCheck Pittsburgh/West Virginia, Inc.	Pennsylvania
TeleCheck Services Canada, Inc.	Canada
TeleCheck Services Ontario Limited	Canada
TeleCheck Services, Inc.	Delaware
TeleCheck Services of Puerto Rico, Inc.	Georgia
Tellan Software, Inc.	Delaware
The Joint Credit Card Company Limited	United Kingdom
TRS Recovery Services, Inc.	Colorado
Transaction Solutions Holdings, Inc.	Delaware
Transaction Solutions, LLC *	Delaware
Transacty doo	Serbia and Montenegro
Transacty Slovakia As	Slovakia
Turiff International*	British Virgin Islands
Unibex, LLC	Delaware
Unified Merchant Services	Georgia General Partnership
Unified Partner, Inc.	Delaware
Union del Oeste de Costa Rica S.A.	Costa Rica
USPI – Canada Inc.	Canada
ValueLink, LLC	Delaware
Vigo Check Cashing Corporation	New York
Vigo Financial Services, L.P.	Delaware
Vigo GP, Inc.	Delaware
Vigo LP, Inc.	Delaware
Vigo Remittance Corp.	Canada
Vigo Remittance Corp.	New York
Vigo Telecommunications, Inc.	New York
Virtual Financial Services, LLC	Delaware
Wells Fargo Merchant Services, L.L.C. *	Delaware
Western Union Benelux MT Limited	Ireland
Western Union Chile Limitada	Chile
Western Union Communications, Inc.	Delaware
Western Union do Brasil Servicos e Participacoes Ltda.	Brazil
Western Union Financial MT East	Russian Federation
Western Union Financial Services (Argentina) SRL	Argentina
Western Union Financial Services (Australia) Pty. Ltd.	Australia
Western Union Financial Services Belgium SPRL	Belgium
Western Union Financial Services (Canada), Inc.	Ontario
Western Union Financial Services Eastern Europe Limited	Delaware
Western Union Financial Services International Sarl	France
Western Union Financial Services GmbH	Germany
Western Union Financial Services GmbH	Austria
Western Union Financial Services (Hong Kong) Limited	Hong Kong
Western Union Financial Services International SARL	France
Western Union Financial Services (Italy) Srl	Italy

Western Union Financial Services (Korea) Inc.	Korea
Western Union Financial Services Overseas, Inc.	Delaware
Western Union Financial Services, Inc.	Colorado
Western Union Global Network Pte. Ltd. *	Singapore
Western Union Holdings, Inc.	Georgia
Western Union International Bank GmbH	Austria
Western Union International Headquarters SARL	France
Western Union International Limited	Ireland
Western Union Italy Holdings Srl	Italy
Western Union Morocco SARL	Morocco
Western Union Network Co. (Canada)	Nova Scotia
Western Union Network Limited	Ireland
Western Union Network SAS	France
Western Union Northern Europe GmbH	Germany
Western Union Online Limited	Ireland
Western Union Overseas Limited	Ireland
Western Union Processing Limited	Ireland
Western Union Services India Private Ltd.	India
Western Union Services Singapore Pte. Ltd.	Singapore
Western Union Telecommunications Alpha Management Corp	Canada
Yclip, LLC	Delaware

*	Entities not wholly owned by FDC